September 8, 2023

United States Securities and Exchange Commission

Disclosure Review Office 3

Division of Investment Management

100 F Street, N.E.

Washington, DC 20549-0506

RE:	C.M. Life Variable Life Separate Account I (the “Registrant”)
File No. 811-09020, CIK 0000943863
Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30e-2 and Rule 30e-3 under the Investment Company Act of 1940, as amended (1940 Act), the above referenced separate account, a unit investment trust registered under the 1940 Act, mailed to its contract owners either the 2023 semiannual reports or “Notice of Shareholder Reports” for the period ended June 30, 2023. Some of the underlying funds included in each Investment Company’s semiannual report filings may not be available under every contract offered by the Registrant. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the 1940 Act.

The 2023 semiannual reports of the management investment companies listed below are incorporated by reference.

Investment Company	CIK	Investment Company	CIK
AIM Variable Insurance Funds (Invesco Variable	0000896435	Lord Abbett Series Fund, Inc.	0000855396
Insurance Funds)		MFS® Variable Insurance Trust	0000918571
American Century Variable Portfolios II, Inc.	00001124155	MFS® Variable Insurance Trust II	0000719269
American Century Variable Portfolios, Inc.	0000814680	MFS® Variable Insurance Trust III	0001065698
American Funds Insurance Series®	0000729528	MML Series Investment Fund	0000067160
BlackRock Variable Series Funds II, Inc.	00001738072	MML Series Investment Fund II	0001317146
BlackRock Variable Series Funds, Inc.	0000355916	Northern Lights Variable Trust	0001352621
BNY Mellon Investment Portfolios	0001056707	PIMCO Variable Insurance Trust	0001047304
Delaware VIP® Trust	0000814230	T. Rowe Price Equity Series, Inc.	0000918294
Deutsche DWS Investments VIT Funds	0001006373	T. Rowe Price Fixed Income Series, Inc.	0000920467
Eaton Vance Variable Trust	0001121746	Vanguard® Variable Insurance Funds	0000857490
Franklin Templeton Variable Insurance	0000837274	Variable Insurance Products Fund	0000356494
Products Trust		Variable Insurance Products Fund II	0000831016
Goldman Sachs Variable Insurance Trust	0001046292	Variable Insurance Products Fund IV	0000356494
Ivy Variable Insurance Portfolios	0000810016	Variable Insurance Products Fund V	0000823535
Janus Aspen Series	0000906185

Very truly yours,

/s/ James M. Rodolakis
James M. Rodolakis
Vice President
C.M. Life Insurance Company

Massachusetts Mutual Life Insurance Company (MassMutual), Springfield, MA 01111-0001, and its affiliated companies.